UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/04/2011

OYO GEOSPACE CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number:  001-13601

DE	76-0447780
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

7007 Pinemont Drive, Houston, TX 77040
(Address of principal executive offices, including zip code)

(713) 986-4444
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On January 4, 2011, OYO Geospace Corporation (the "Company") issued a press release announcing the receipt of a new order for the sale of its GSR data acquisition system. The press release is attached hereto as Exhibit 99.1. The foregoing description is qualified by reference in its entirety to such exhibit.

On January 5, 2011, Gary D. Owens, Chairman of the Board, President and CEO of the Company, will be presenting at the Pritchard Capital Eighth Annual Energize Conference to be held in San Francisco, California on January 5 - 6, 2011. A copy of the presentation will be available on the Company's website at www.oyogeospace.com under the Investor Relations section.

Item 9.01.    Financial Statements and Exhibits

Exhibit 99.1 Press Release dated January 4, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OYO GEOSPACE CORPORATION

Date: January 04, 2011	By:	/s/ James A. Y'Barbo
James A. Y'Barbo
Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	PRESS RELEASE